================================================================================
                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 3, 2004


                            MASTERCARD INCORPORATED
             (Exact name of registrant as specified in its charter)


         DELAWARE                   000-50250                 13-4172551
      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

           2000 PURCHASE STREET
            PURCHASE, NEW YORK                             10577
 (Address of principal executive offices)               (Zip Code)

                                 (914) 249-2000

              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE

         (Former name or former address, if changed since last report)


================================================================================

ITEM 9. REGULATION FD DISCLOSURE.

      Set forth below are tables that provide information regarding the performance results for the three months and year ended December 31, 2003 for the payment programs of MasterCard International Incorporated and MasterCard Europe sprl (collectively, "MasterCard"), the principal operating subsidiaries of MasterCard Incorporated. In addition, set forth below are tables that provide information regarding MasterCard's payment programs for the years ended December 31, 2002 and 2001, in each case restated to present the information on the same basis as the information in the tables for the three months and year ended December 31, 2003.

      The tables set forth the gross dollar volume ("GDV"), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts and cards on a regional basis for MasterCard(R)-branded and MasterCard Electronic(TM)-branded cards. Growth rates over prior periods are provided for volume-based data.

                                                         FOR THE 3 MONTHS ENDED DECEMBER 31, 2003
                         ----------------------------------------------------------------------------------------------------------
 ALL PROGRAMS EXCEPT        GDV     GROWTH  PURCHASE   GROWTH   PURCHASE       CASH     GROWTH     CASH        ACCOUNTS     CARDS
                                              VOLUME           TRANSACTIONS   VOLUME            TRANSACTIONS
 ON-LINE DEBIT PROGRAMS  (Billions) (Local) (Billions) (Local)  (Millions)  (Billions)  (Local) (Millions)   (Millions)  (Millions)
                         ----------------------------------------------------------------------------------------------------------
South Asia / Middle
 East Africa              $  3.4    18.7%   $  2.4     17.6%       43.8     $  1.0      21.4%       8.7          8.4        9.8
Asia / Pacific              55.2    -9.1%     35.6      3.3%      388.3       19.6     -25.4%      51.6        110.2      122.0
Europe                      89.7    14.0%     68.4     15.5%      958.4       21.3       9.7%     187.6         89.6      100.3
Latin America               15.7    28.7%      7.1     21.2%      196.0        8.5      35.6%      73.4         38.0       47.7
Canada                      12.2    15.4%     10.3     14.0%      147.9        1.9      23.2%       4.6         20.2       26.6
United States              169.2     4.1%    132.6      8.2%    1,862.7       36.5      -8.7%     130.0        263.2      326.0
Worldwide                  345.3     5.4%    256.4     10.0%    3,597.2       88.9      -5.8%     455.8        529.5      632.4


CREDIT PROGRAMS

United States              137.8     4.8%    110.6      7.1%    1,340.9       27.2    -3.7%        19.2        215.7      272.6
Worldwide                  281.9     5.3%    219.9      9.7%    2,812.1       62.0    -7.5%       184.0        458.2      549.4


OFF-LINE DEBIT PROGRAMS

United States               31.4     1.1%     22.0     14.3%      521.9        9.3   -20.6%       110.8         47.5       53.4
Worldwide                   63.4     5.7%     36.6     11.9%      785.1       26.9    -1.6%       271.8         71.4       83.1


                                                              FOR THE YEAR ENDED DECEMBER 31, 2003
                         -----------------------------------------------------------------------------------------------------------
 ALL PROGRAMS EXCEPT       GDV     GROWTH  PURCHASE    GROWTH   PURCHASE      CASH       GROWTH       CASH     ACCOUNTS     CARDS
                                            VOLUME            TRANSACTIONS   VOLUME               TRANSACTIONS
 ON-LINE DEBIT PROGRAMS (Billions) (Local) (Billions) (Local)  (Millions)   (Billions)  (Local)    (Millions) (Millions)  (Millions)
                        ------------------------------------------------------------------------------------------------------------

South Asia /
 Middle East Africa      $   11.3   17.5%  $  8.0      17.5%     158.3       $  3.4      17.6%      31.8          8.4        9.8
Asia / Pacific              213.1   -9.0%   128.8       1.2%   1,440.6         84.2     -21.1%     195.3        110.2      122.0
Europe                      316.1   13.5%   239.8      14.2%   3,531.7         76.3      11.1%     716.7         89.6      100.3
Latin America                53.0   31.2%    24.0      20.3%     689.2         29.0      41.9%     269.7         38.0       47.7
Canada                       41.7   14.7%    34.7      14.9%     538.4          7.0      13.7%      17.8         20.2       26.6
United States               636.8    5.8%   486.4       9.6%   6,843.8        150.5      -5.1%     559.8        263.2      326.0
Worldwide                 1,272.0    5.9%   921.6      10.0%  13,201.9        350.4      -3.6%   1,791.1        529.5      632.4


CREDIT PROGRAMS

United States               514.6    5.9%   404.8       8.2%   4,891.8        109.8      -1.7%      80.9        215.7      272.6
Worldwide                 1,035.0    5.1%   788.1       9.4%  10,255.0        246.9      -6.5%     691.7        458.2      549.4


OFF-LINE DEBIT PROGRAMS

United States               122.3    5.2%    81.6      17.3%   1,952.0         40.7     -13.0%     478.9         47.5       53.4
Worldwide                   236.9    9.3%   133.5      13.7%   2,946.9        103.5       4.1%   1,099.4         71.4       83.1

                                                         FOR THE YEAR ENDED DECEMBER 31, 2002
                         -----------------------------------------------------------------------------------------------------------
 ALL PROGRAMS EXCEPT        GDV      GROWTH    PURCHASE   GROWTH   PURCHASE      CASH     GROWTH     CASH       ACCOUNTS    CARDS
                                               VOLUME            TRANSACTIONS   VOLUME            TRANSACTIONS
 ON-LINE DEBIT PROGRAMS  (Billions) (Local)   (Billions) (Local)  (Millions)   (Billions) (Local)  (Millions)  (Millions) (Millions)
                         -----------------------------------------------------------------------------------------------------------
 South Asia /
  Middle East Africa     $    7.9    22.9%  $    5.6       23.4%     141.2     $  2.4      21.7%      26.1       6.7         7.7
 Asia / Pacific             223.2    10.6%     121.3        6.9%   1,304.9      101.9      15.4%     213.0     100.9       112.1
 Europe                     242.0    14.8%     183.4       14.6%   3,104.7       58.7      15.2%     672.3      77.2        86.9
 Latin America               44.3    67.8%      21.6       16.9%     598.9       22.7     186.6%     219.6      35.2        44.4
 Canada                      32.3    18.0%      26.8       18.2%     473.4        5.5      16.9%      16.8      18.5        24.3
 United States              602.2    16.2%     443.7       15.9%   6,245.6      158.5      17.0%     637.4     251.5       315.8
 Worldwide                1,151.9    16.2%     802.3       14.3%  11,868.7      349.6      20.9%   1,785.2     490.0       591.2


 CREDIT PROGRAMS

 United States              485.9    15.3%     374.1       15.2%   4,570.3      111.7      15.7%      93.1     210.0       267.5
 Worldwide                  945.8    14.1%     692.2       13.6%   9,270.4      253.6      15.5%     673.8     425.7       515.0


 OFF-LINE DEBIT PROGRAMS

 United States              116.3    19.8%      69.5       19.4%   1,675.3       46.7      20.3%     544.3      41.5        48.3
 Worldwide                  206.1    26.8%     110.1       18.6%   2,598.4       96.0      37.8%   1,111.4      64.3        76.2








                                                       FOR THE YEAR ENDED DECEMBER 31, 2001
                         ----------------------------------------------------------------------------------------------------------
 ALL PROGRAMS EXCEPT        GDV      GROWTH  PURCHASE   GROWTH    PURCHASE      CASH    GROWTH     CASH       ACCOUNTS     CARDS
                                              VOLUME            TRANSACTIONS   VOLUME           TRANSACTIONS
 ON-LINE DEBIT PROGRAMS  (Billions) (Local) (Billions) (Local)   (Millions)  (Billions) (Local)  (Millions)  (Millions)  (Millions)
                         ----------------------------------------------------------------------------------------------------------
South Asia /
 Middle East Africa      $  7.3      20.7%  $  5.1      21.2%       125.0    $  2.2      19.4%     22.7        5.6          6.4
Asia / Pacific            198.9      18.1%   112.5       8.6%     1,106.6      86.5      33.2%    194.8       92.5        101.4
Europe                    201.7      10.7%   153.6       9.6%     2,716.6      48.2      14.5%    604.9       69.8         78.1
Latin America              31.9      26.3%    23.3      14.2%       537.6       8.5      78.0%     96.9       33.2         39.9
Canada                     27.7      15.3%    22.9      14.8%       406.1       4.7      17.9%     16.0       15.3         20.4
United States             518.4      20.0%   382.9      16.8%     5,385.7     135.5      30.1%    518.1      220.6        275.5
Worldwide                 985.9      17.6%   700.3      13.6%    10,277.5     285.6      28.8%  1,453.3      436.9        521.6


CREDIT PROGRAMS

United States             421.3      16.9%   324.7      15.4%     4,002.1      96.6      22.4%     92.6      184.6        232.4
Worldwide                 826.4      15.8%   609.3      12.7%     8,102.2     217.1      25.4%    615.6      379.6        454.0


OFF-LINE DEBIT PROGRAMS

United States              97.1      35.2%    58.2      25.0%     1,383.6      38.9      54.2%    425.4       36.0         43.1
Worldwide                 159.5      28.3%    91.0      20.4%     2,175.3      68.5      40.8%    837.7       57.3         67.6

      Maestro(R) and Cirrus(R) on-line debit transactions, Mondex(R) transactions and other branded transactions are not included in the preceding tables.

      For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; purchase volume means the aggregate dollar amount of purchases made with MasterCard-branded cards for the relevant period; and cash volume means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period. The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued.

      The MasterCard payment product is comprised of both credit programs and off-line debit programs, and certain data relating to each type of program is included in the tables. Credit programs include MasterCard-branded credit and charge programs. Off-line debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders to sign a sales receipt.

      Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported. These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter. However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change. Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.

      The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns is derived from information provided by MasterCard members that is subject to logical and statistical verification by MasterCard and partial cross-checking against information provided by MasterCard's transaction processing systems. The data set forth in the accounts and cards columns is derived from information provided by MasterCard members and certain limited logical and statistical verification by MasterCard. All data is subject to revision and amendment by MasterCard's members subsequent to the date of its release.

      A portion of the data set forth in the tables is estimated. In addition, a portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to over counting of the underlying data in certain circumstances.

      The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn revenues.

      Certain information in the preceding tables has been the subject of prior public release by MasterCard. The information in the preceding tables for the years ended December 31, 2002 and 2001 has been restated to conform to the presentation of information in the tables for the three months and year ended December 31, 2003 and to reflect revisions to certain historical statistical information provided by MasterCard's members subsequent to the previous release of this information by MasterCard. Among other adjustments, amounts for the year ended December 31, 2002 have been adjusted to show off-line debit volumes attributable to a member in Latin America not previously reported by such member.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MASTERCARD INCORPORATED

Date: February 3, 2004                 By   /s/ NOAH J. HANFT
                                           -----------------------------------
                                              Noah J. Hanft
                                              General Counsel and Secretary